SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑ Definitive Information Statement

GENUTEC BUSINESS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

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GENUTEC BUSINESS SOLUTIONS, INC.

28202 Cabot Road, Suite 650

Laguna Niguel, CA 92677

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO ALL STOCKHOLDERS:

This Information Statement is first being mailed on or about June 7, 2007 to the holders of record of the Class A voting common stock, par value $0.01 per share (“Old Common Stock”), and Series B Convertible Preferred Stock, par value $0.0001 per share (“Old Preferred Stock”, together with the Old Common Stock, the “Shares”, and such holders, the “Shareholders”) of GenuTec Business Solutions, Inc. (“we”, “us” or the “Company”) as of the close of business on June 6, 2007 (the “Record Date”). This Information Statement relates to a proposal (the “Proposal”) by the Board of Directors of the Company (the “Board”) to the Shareholders to reincorporate the Company from a Montana corporation to a Delaware corporation pursuant to a transaction in which the Company will transfer all of its assets (except the capital stock of DelCo (as defined below)) and liabilities (the “Asset Transfer”) to a wholly-owned Delaware subsidiary of the Company (“DelCo”) and subsequently dissolve the Company (the “Dissolution”, together with the Asset Transfer, the “Reincorporation”) in accordance with the Plan of Reorganization and Dissolution (“Plan of Dissolution”) approved by the Board (attached as Exhibit D hereto) by filing Articles of Dissolution with the Secretary of State of the State of Montana. In accordance with the Plan of Dissolution, each Shareholder holding Old Preferred Stock will be entitled to receive one share of DelCo’s Series B Convertible Preferred Stock, par value $0.0001 per share (“New Preferred Stock”) for each Share of Old Preferred Stock, and each Shareholder holding Old Common Stock will be entitled to receive one share of DelCo’s Class A voting common stock, par value $0.0001 per share (“New Common Stock”) for each Share of Old Common Stock. Therefore, immediately after the Reincorporation, the Shareholders will own shares of the corresponding class of DelCo stock that are equal in number and in value to the shares of the Company that were held by those Shareholders immediately prior to the closing of the Reincorporation. For example, if you currently own 100 Shares of Old Common Stock, immediately after the Reincorporation you would own 100 shares of New Common Stock, which will represent the same ownership percentage of DelCo as your ownership percentage in the Company immediately prior to the Reincorporation.

The Board has unanimously recommended that the Shareholders vote in favor of the Proposal. The majority Shareholder has indicated that it intends to vote for the approval of the Proposal. Therefore, approval of the Proposal is assured and we are not asking the Shareholders for a proxy.

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The dissolution of the Company requires the consent of the Technology Investment Capital Corp. (“TICC”), the senior lender under the Note Purchase Agreement, dated as of September 16, 2005 (the “Note Purchase Agreement”). TICC has consented to the assignment of the Note Purchase Agreement to and assumption thereof by DelCo and the subsequent dissolution of the Company. Accordingly, the Asset Transfer and the Dissolution will not result in a default or an event of default under the Note Purchase Agreement.

The Board has called a special meeting (the “Special Meeting”) of the Shareholders to vote on the Proposal. The record date for voting at the meeting is June 6, 2007. The meeting will be held at 8:30 a.m., on June 28, 2007, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP at 599 Lexington Avenue, New York, NY 10022.

This Information Statement is being furnished to you to provide you with material information concerning the Proposal in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice of the Special Meeting under Section 35-1-520 of the Montana Business Corporation Act.

Only one Information Statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by calling us at 800-519-2085 or writing to us at 28202 Cabot Road, Suite 650, Laguna Niguel, CA 92677.

Date: June 7, 2007
Roy M. Cox, Jr.,

President and Chief Executive Officer

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INFORMATION STATEMENT

Introduction

This Information Statement is being mailed or otherwise furnished to holders of record of the Class A voting common stock, par value $0.01 per share (“Old Common Stock”), and Series B Convertible Preferred Stock, par value $0.0001 per share (“Old Preferred Stock”, together with the Common Stock, the “Shares”, and such holders, the “Shareholders”) of the GenuTec Business Solutions, Inc. (the “Company”) in connection with a special meeting of the Shareholders (the “Special Meeting”) called by the Board of Directors of the Company (the “Board”) and to be held at 8:30 a.m., on June 28, 2007, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP at 599 Lexington Avenue, New York, NY 10022. The purpose of the Special Meeting is to vote on the Board’s proposal (the “Proposal”) to the Shareholders to reincorporate the Company from a Montana corporation to a Delaware corporation pursuant to a transaction in which the Company will transfer all of its assets (except the capital stock of DelCo (as defined below)) and liabilities (the “Asset Transfer”) to a wholly-owned Delaware subsidiary of the Company (“DelCo”) and subsequently dissolve the Company (the “Dissolution”, together with the Asset Transfer, the “Reincorporation”)) in accordance with the Plan of Reorganization and Dissolution (“Plan of Dissolution”) approved by the Board (attached hereto as Exhibit D) by filing the Articles of Dissolution with the Secretary of State of the State of Montana (the “Montana Secretary of State”). In accordance with the Plan of Dissolution, each Shareholder holding Old Preferred Stock will be entitled to receive one share of DelCo’s Series B Convertible Preferred Stock, par value $0.0001 per share (“New Preferred Stock”) for each Share of Old Preferred Stock, and each Shareholder holding Old Common Stock will be entitled to receive one share of DelCo’s Class A voting common stock, par value $0.0001 per share (“New Common Stock”) for each Share of Old Common Stock. Therefore, immediately after the Reincorporation, the Shareholders will own shares of the corresponding class of DelCo stock that are equal in number and in value to the shares of the Company that were held by those Shareholders immediately prior to the closing of the Reincorporation. For example, if you currently own 100 Shares of Old Common Stock, immediately after the Reincorporation you would own 100 shares of New Common Stock, which will represent the same ownership percentage of DelCo as your ownership percentage in the Company immediately prior to the Reincorporation.

The Board believes that it is advisable and in the best interests of the Company to reincorporate the Company from a Montana corporation to a Delaware corporation.

On February 27, 2007, the Company entered into a Preferred Stock Purchase Agreement with SeaView Mezzanine Fund L.P. (“SeaView”), pursuant to which SeaView exchanged its Senior Secured Note due 2012 in the amount of $5,150,850, including accrued interest thereon, for 51,508 shares of Preferred Stock, convertible into 106,425,732 shares of Common Stock, which represents approximately 75.75%of the Common Stock outstanding on an as converted, fully-diluted basis, thereby making SeaView the majority shareholder of the Company. SeaView has indicated it intends to vote for the approval of the Proposal. Therefore, approval of the Proposal is assured and we are not asking the Shareholders for a proxy.
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The dissolution of the Company requires the consent of the Technology Investment Capital Corp. (“TICC”), the senior lender under the Note Purchase Agreement, dated as of September 16, 2005 (the “Note Purchase Agreement”).  TICC has consented to assignment of the Note Purchase Agreement to DelCo and the subsequent dissolution of the Company. Accordingly, the Asset Transfer and the Dissolution will not result in a default or an event of default under the Note Purchase Agreement.

This Information Statement is being first sent to Shareholders on or about June 7, 2007. The Reincorporation shall become effective upon the filing of the Articles of Dissolution with the Montana Secretary of State, which it is anticipated will be the next business day following the Special Meeting, unless the Board determines that it is in the best interests of the Company to postpone the filing to a later date.

Furnishing Information

This Information Statement is being furnished to the Shareholders.

No Dissenters’ Rights of Appraisal

Under the Montana Business Corporations Act (the “MBCA”), the Shareholders are not entitled to dissenter’s rights in connection with the dissolution of the Company.

Tax Consequences

None of the Company, DelCo, or any Shareholder should recognize any taxable gain or loss as a result of the Reincorporation. As a general matter, the holding period for, and the aggregate tax basis in, the New Common Stock and the New Preferred Stock that a Shareholder receives pursuant to the Reincorporation will include the holding period for, and will be the same as the aggregate tax basis in, the Old Common Stock and Old Preferred Stock (as the case may be) that such Shareholder held immediately prior to the Reincorporation, provided that such Shareholder held such Old Company Stock or Old Preferred Stock as capital assets on the effective date of the Reincorporation. Also, DelCo’s holding period for, and tax basis in, each asset that the Company transfers to DelCo pursuant to the Asset Transfer will include the Company’s holding period for, and be the same as the Company’s tax basis in, such asset immediately prior to the Reincorporation.

Voting Securities and Principal Holders Thereof

The Proposal requires the approval of holders of outstanding Shares having at least two-thirds (2/3) of all votes entitled to be cast on the Proposal, and the approval of holders of a majority of the shares of outstanding Preferred Stock. Each holder of Common Stock is entitled to one (1) vote for each share held, and each holder of Preferred Stock is entitled to 2,066 votes for each share held. The record date for the purpose of determining the number of Shares outstanding and for determining the Shareholders entitled to vote, is the close of business on the Record Date. As of the Record Date, the Company had 25,674,932 shares of Common Stock issued and outstanding and 51,508 shares of Preferred Stock issued and outstanding.
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Security Ownership of Certain Beneficial Owners

Common Stock

The following table sets forth as of June 6, 2007, the shares of Old Common Stock known by us to be beneficially owned by (a) each beneficial owner of 5% or more of our Common Stock, (b) all directors and officers individually and (c) all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

Roy Cox (director and officer)	421,832 shares	0.30%
Stephen Gomes (officer)	1,313,114 shares	0.93%
Scott W. Hartman (director)	106,425,732 shares*	75.75%
David S. Montoya (director)	106,425,732 shares*	75.75%
SeaView Mezzanine Fund L.P. 509 Madison Ave. New York, NY 10022	106,425,732 shares**	75.75%
Christian Simonsen (officer)	100,000 shares	0.07%
All directors and officers as a group (7) persons)	107,050,853 shares	77.05%
*Deemed beneficially owned under applicable regulations by virtue of Mr. Hartman’s and Mr. Montoya’s positions as managing members of SeaView GP LLC, the general partner of SeaView Mezzanine Fund LP.

** Based on the ownership of 51,508 shares of Preferred Stock.
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Preferred Stock

The following table sets forth as of June 6, 2007, shares of Old Preferred Stock known by us to be beneficially owned by (a) each beneficial owner of 5% or more of our Old Preferred Stock, (b) all directors and officers individually and (c) all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

SeaView Mezzanine Fund L.P. 509 Madison Ave. New York, NY 10022	51,508 shares	100%
Scott W. Hartman (director)	51,508 shares*	100%
David S. Montoya (director)	51,508 shares*	100%
All directors and officers as a group (7) persons)	51,508 shares*	100%
*Deemed beneficially owned under applicable regulations by virtue of Mr. Hartman’s and Mr. Montoya’s positions as managing members of SeaView GP LLC, the general partner of SeaView Mezzanine Fund LP.

Interests of Certain Persons in Favor of or in Opposition of the Proposal

No officers or directors will receive any director or indirect benefit from the Company’s proposed Reincorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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PROPOSAL

APPROVAL OF REINCORPORATION IN DELAWARE

General

The Board has approved and declared advisable the Reincorporation of the Company to Delaware from Montana. The Reincorporation will be effected by the Asset Transfer and the Dissolution, whereby the Company will transfer all of its assets (except the capital stock of DelCo) and liabilities to DelCo, after which the Company will file for dissolution with the Montana Secretary of State, and the New Common Stock and New Preferred Stock will be distributed to the Shareholders in a manner such that each holder of Old Preferred Stock will receive one share of New Preferred Stock for each Share of Old Preferred Stock so held, and each holder of Old Common Stock will receive one share of New Common Stock for each Share of Old Common Stock so held. The Plan of Dissolution is attached hereto as Exhibit D.

The Board believes that it is advisable and in the best interests of the Company to reincorporate the Company from a Montana corporation to a Delaware corporation for the reasons discussed below. See “Purpose of the Reincorporation”, below.

On February 27, 2007, the Company entered into the Preferred Stock Purchase Agreement with SeaView, pursuant to which SeaView exchanged its Senior Secured Note due 2012 in the amount of $5,150,850, including accrued interest thereon, for 51,508 shares of Preferred Stock of the Company, convertible into 106,425,732 shares of Common Stock, which represents approximately 75.75% of the Common Stock outstanding on an as converted, fully-diluted basis.

Pursuant to the Note Purchase Agreement, the dissolution of the Company requires the consent of the TICC.  TICC has consented to assignment of the Note Purchase Agreement to DelCo and the subsequent dissolution of the Company. Accordingly, the Reincorporation will not result in a default or an event of default under the Note Purchase Agreement.

In connection with the Reincorporation, the Company’s current Articles of Incorporation and By-laws will terminate and the amended and restated certificate of incorporation (the “Certificate of Incorporation”) and By-laws of DelCo shall become the new Certificate of Incorporation and By-laws governing the business of the Company as thereafter conducted by DelCo. The Certificate of Incorporation and By-laws of DelCo are attached hereto as Exhibit A and Exhibit B.

Purpose of the Reincorporation

The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from Montana to Delaware. The Board believes that this change in the domicile would be in the best interests of the Company and its shareholders because it would allow the majority of our shareholders to maintain the same rights that they had prior to the Reincorporation. In addition, the Board took into consideration that there is greater certainty in the application and interpretation of the General Corporation Law of the State of Delaware (the “DGCL”) than the MBCA because of substantial case law under the articles of the DGCL. This certainty should provide us with greater predictability with respect to corporate legal matters and allow us to be managed more efficiently. Further, based upon the large number of public companies incorporated in Delaware, being a Delaware corporation may facilitate future financings and investor recognition. The Board believes that these advantages are significant and justify the Reincorporation.
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No Dissenters’ Rights of Appraisal

Under the MBCA, the Shareholders are not entitled to dissenter’s rights in connection with the Asset Transfer and the Dissolution.

Tax Consequences

The Reincorporation is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Provided that the Reincorporation so qualifies, the following should be the material United States federal income consequences of the Reincorporation:

(1)	the Company will not recognize taxable gain or loss on the Reincorporation;

(2)	the Shareholders will not recognize any taxable gain or loss on the exchange of Shares of the Company for shares of New Common Stock or New Preferred Stock of DelCo;

(3)
the holding period for, and tax basis in, the shares of New Common Stock or New Preferred Stock in DelCo that a Shareholder receives pursuant to the Reincorporation will include the holding period for, and will be the same as the aggregate tax basis in, the Shares of the Company the Shareholder exchanges pursuant to the Reincorporation (provided the Shareholder holds such Shares as capital assets); and

(4)
DelCo’s holding period for, and tax basis in, each asset the Company transfers to it pursuant to the Asset Transfer will include the Company’s holding period for, and will be the same as DelCo’s tax basis in, that asset immediately prior to the Reincorporation.

No opinion is expressed as to the effect of the Reincorporation on the Company or the Shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting. The foregoing description of the federal income tax consequences of the Reincorporation does not take into account the particular circumstances of any Shareholder. If the Reorganization fails to meet the requirements of section 368(a)(1)(F), a Shareholder could realize a gain or loss by reason of the Reincorporation. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reincorporation, including the applicability and effect of state, local, foreign and other taxes.
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CHANGES CAUSED BY ADOPTION OF CERTIFICATE OF INCORPORATION

The following discussion briefly summarizes the significant differences between the Articles of Incorporation of the Company and the Certificate of Incorporation of DelCo. If the Proposal is approved, the Certificate of Incorporation of DelCo will govern the Company’s duties and activities.

Staggered Board

The Certificate of Incorporation of DelCo does not provide for a staggered board.

The current Articles of Incorporation of the Company provide for a staggered board with three classes of directors, each serving a term of three years. However, the current Board is not staggered because it has fewer than nine (9) directors.

Cumulative Voting

The Certificate of Incorporation of DelCo does not provide for cumulative voting of directors.

The current Articles of Incorporation of the Company provide for cumulative voting of directors.

Indemnification

The Certificate of Incorporation of DelCo and the current Articles of Incorporation of the Company provide for similarly broad indemnification obligations on the part of DelCo and the Company with respect to their directors or officers who are or are threatened to be made a part to a legal proceeding by reason of the fact that such person was a director or officer of DelCo or the Company, as the case may be.

Under the Certificate of Incorporation of DelCo, DelCo is only required to indemnify such director or officer for expenses, judgments, fines, and settlement amounts that have actually and reasonably been incurred, though DelCo may pay such expenses in advance of the final disposition of the legal proceeding. The Certificate of Incorporation of DelCo also requires DelCo to indemnify a former or current director or officer in connection with a proceeding initiated by such person if and to the extent that such proceeding was authorized by the Board or is a civil suit by such person to enforce rights of indemnification or advancement of expenses.
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Under the current Articles of Incorporation of the Company, the Company is required to indemnify its directors or officers for fees, judgments and penalties that may be incurred. The Company has the right to refuse indemnification, however, if such director or officer unreasonably refuses to permit the Company, at its own expense and through counsel of its own choosing, to defend such officer or director in the action, or if such person unreasonably refuses to cooperate in the defense of such action.

Limit of Director Liability

The Certificate of Incorporation of DelCo contains a provision limiting the personal liability of its directors to DelCo or its stockholders for monetary damages to the maximum extent permitted by the DGCL.

The current Articles of Incorporation of the Company include (as permitted by the MBCA) a provision limiting the personal liability of a director for money damages for actions taken or any failure to take any action as a director, except for liability for (a) the amount of financial benefit received by a director to which the director is not entitled, (b) an intentional infliction of harm on the Company or its shareholders, (c) distributions to shareholders in violation of the MBCA, or (d) an intentional violation of criminal law.

Quorum

The Certificate of Incorporation of DelCo is silent with respect to what constitutes a quorum for a meeting of the stockholders. The DGCL provides that a majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.

The current Articles of Incorporation of the Company provide that one-third (1/3) of the shareholders eligible to vote, represented in person or proxy, shall constitute a quorum at the meeting of shareholders.

Bankruptcy

The Certificate of Incorporation of DelCo provides that if ¾ in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of DelCo agree to any compromise or arrangement relating to the reorganization of DelCo in a bankruptcy-related situation, and if such compromise or arrangement is sanctioned by the court upon which a receivership was applied for, the reorganization will be binding on DelCo, all the creditors or class of creditors and/or all the stockholders or class of stockholders of DelCo.

The current Articles of Incorporation of the Company do not include a similar provision.

CHANGES CAUSED BY ADOPTION OF BY-LAWS

The following discussion briefly summarizes the significant differences between the By-laws of the Corporation and the By-laws of DelCo. If the Proposal is approved, the By-laws of DelCo will become the surviving corporation’s By-laws and will govern the duties and activities of DelCo as successor to the assets and business of the Company.
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Principal Office

Under Delco’s By-laws, DelCo will not be required to maintain a principal office in Montana.

The Company’s current By-laws require the Company to maintain a principal office in Montana.

Annual Meeting

Under DelCo’s By-laws, the Board will have additional flexibility in setting the date for the annual meeting of the stockholders, which will occur after the close of the Company’s fiscal year.

The Company’s current By-laws require the annual meeting of shareholders to be held on the second Tuesday of each April.

Special Meetings

Under DelCo’s By-laws, special meetings of the stockholders may be called by the President and the Board of Directors.

Under the Company’s current By-laws, a special meeting of shareholders may also be called by the shareholders owning a majority of the issued and outstanding capital stock that is entitled to vote.

Lists of Shareholders

Under the Company’s current By-laws, the Company is required to prepare a list of stockholders prior to each stockholder meeting and make such list available for the examination of any shareholder.

This obligation is imposed by the DGCL and is therefore not included in the By-laws of DelCo.

Adjournment of Meetings

Under the Company’s current By-laws, additional notice must be provided to the shareholders and a new record date set in the event that a shareholder meeting is adjourned due to the lack of a quorum. This obligation is imposed by the DGCL and is therefore not included in the By-laws of DelCo.
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Action by Shareholders in Lieu of Meeting

DelCo’s By-laws allows DelCo’s stockholders to take any action which may be taken at an annual or special meeting of the stockholders by a written consent signed by holders of a majority of the voting stock necessary to authorize such action.

The current By-laws of the Company allows the its shareholders to take such action without a meeting only if a consent in writing is signed by the holders of all the outstanding shares entitled to vote on such matter.

Waiver of Notice

Under the Company’s current By-laws, attendance of a shareholder meeting by a shareholder or attendance of a Board meeting by a director is deemed to constitute waiver of notice of such meeting, except when such attendance is for the express purpose of objection to the transaction of any business because the meeting was not lawfully called or convened. This deemed waiver is incorporated in the DGCL and is therefore not included in the By-laws of DelCo.

Indemnification of Persons Other than Officers and Directors

DelCo’s By-laws permit the board of directors to provide similar indemnification rights to any person as those required to be provided to current or former officers and directors, in each case with respect to expenses, judgment, fines or other amounts paid in settlement actually and reasonably incurred in connection with a legal proceeding, if the basis for such person’s involvement in the proceeding is an alleged act or omission in such person’s service to DelCo. The Company’s current By-laws does not contain a similar provision.

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CHANGES CAUSED BY THE REINCORPORATION REGARDING DIFFERENCES BETWEEN MONTANA AND DELAWARE CORPORATE STATUTES

The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and Montana and does not purport to be a complete statement of such laws. If the Proposal is approved, the laws of Delaware will govern.

Fiduciary Duties of Directors

General. Both Delaware and Montana corporate law provide that the board of directors (the “board”) has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Montana and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

Reliance by a Directors. A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by (a) any of the corporation’s officers or employees, (b) a committee of the board or (c) any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation.

In performing his or her duties, a director of a Montana corporation is entitled to rely, in good faith, on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (b) attorneys, public accountants, or other persons with regard to matters the director reasonably believes are within the person’s professional or expert competence, and (c) a committee of the board of which the director is not a member if the director reasonably believes the committee merits confidence. A director of a Montana corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question that makes such reliance unwarranted.

Business Judgment Rule. Under the DGCL, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: (a) the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and (b) that measure must be reasonable in relation to the perceived threat posed by the change in control.
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Under the MBCA, the courts have also adopted the business judgment rule, but there are significantly fewer cases and therefore less guidance on how the rule is applied.

Number and Election of Directors

Number of Directors. Under the DGCL, a corporation may have one or more directors on its Board of Directors. The number of directors will be fixed by, or in the manner described in, the by-laws, unless the certificate of incorporation fixes the number.

Under the MBCA, a corporation may have one or more directors on its board, with the number specified in or fixed in accordance with its articles of incorporation or by-laws. If the board has the power to fix or change the number of directors, the board may increase or decrease by 30% or less the number of directors last approved by the shareholders, but only the shareholders may increase or decrease by more than 30% the number of directors last approved by the shareholders. The articles of incorporation or by-laws may establish a variable range for the size of the board by fixing a minimum and maximum number of directors, in which case the number of directors may be fixed or changed from time to time by the shareholders or the board. Only the shareholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa.

Staggered Boards; Cumulative Voting. Under the DGCL, a corporation may divide its directors into one, two or three classes, with the term of office of those of the first class to expire at the annual meeting next ensuing, the term of the second class one year thereafter and the term of the third class two years thereafter. At each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. Under the DGCL, a corporation’s certificate of incorporation may provide for cumulative voting rights for the election of directors.

Under the MBCA, if a corporation has nine or more directors, then the articles of incorporation or the by-laws may provide for the election of directors by staggering (or classifying) their terms by dividing the total number of directors into two or three groups, with each group containing as near as possible to one-half or one-third of the total. In that event, the terms of directors in the first group expire at the first annual shareholders’ meeting after their election, the terms of the second group expire at the second annual shareholders’ meeting after their election, and the terms of the third group, if any, expire at the third annual shareholders’ meeting after the election. Under the MBCA, shareholders have cumulative voting rights for the election of directors, unless the corporation’s article of incorporation provides otherwise.

Liability of Directors

The DGCL permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for (a) a breach of the duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of the DGCL, (d) or any transaction from which the director derived an improper personal benefit.
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The MBCA permits a corporation to adopt a similar provision in its articles of incorporation to limit the personal liability of a director for money damages for actions taken or any failure to take any action as a director, except for liability for (a) the amount of financial benefit received by a director to which the director is not entitled, (b) an intentional infliction of harm on the corporation or the shareholders, (c) distributions to shareholders in violation of the MBCA, or (d) an intentional violation of criminal law.

Indemnification of Directors and Officers

Both Delaware and Montana, in a substantially similar manner, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

Interested Director Transactions

Under the DGCL, contracts or transactions in which one or more of a corporation’s officers or directors has an interest are not void or voidable solely because of such interest or solely because the director or officer is present at or participates in a meeting of the board or committee which authorizes the contract or transaction, or solely because such director’s or officer’s votes are counted for such purpose, if (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contact or transaction by the affirmative vote of a majority of disinterested directors, or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders, or (iii) the contract or transaction is fair as to the corporation at the time it was approved.

The MBCA contains provisions substantially similar to those under the DGCL governing interested-director transactions. Interested-director transactions that are submitted to a shareholder vote for approval must be approved by a majority vote of the disinterested- shares outstanding (i.e. not including shares owned or controlled by the interested director).
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Removal of Directors

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. If the corporation has a classified board, directors may only be removed without cause if the certificate of incorporation so provides.

Under the MBCA, any director or the entire board may be removed only by a vote of the holders of two-thirds (2/3) of the shares entitled to vote at an election of directors, unless the articles of incorporation or the by-laws provide otherwise. The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may only be removed for cause.

Anti-Takeover Laws

Section 203 of the DGCL contains certain “anti-takeover” provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or by-laws.

Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met: (a) the board of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership; (b) after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or (c) at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder. In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

The MBCA does not have an anti-takeover statute.

Mergers, Acquisitions and Other Transactions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets, other than in the regular course of business, or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

Under the MBCA, a merger, consolidation, sale of all or substantially all of a corporation’s assets, other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds (2/3) of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a majority vote requirement is specified in the articles of incorporation.
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Appraisal or Dissenters’ Rights

Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation’s certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders (as long as in the merger the stockholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 stockholders) or (ii) if the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

Under the MBCA a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain “fair value” of his or her shares in the event of certain corporate actions, including certain mergers where the shareholder is entitled to vote on the transaction), consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation’s articles of incorporation that materially and adversely affect shareholder rights. “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

Dividend Rights and Repurchase of Shares

Under the DGCL, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. The DGCL applies different tests to the payment of dividends and the repurchase of shares. The DGCL generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under the MBCA, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its shareholders if, after giving effect to the distribution if (a) the corporation would be unable to pay its debts as they become due in the usual course of business; or (b) the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of shareholders having superior preferential rights upon dissolution to the shareholders receiving the distribution. The board of a Montana corporation may base such determination either on (a) financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or (b) a fair valuation or other method that is reasonable under the circumstances.
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Annual Meeting of Shareholders

Under the DGCL, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under the MBCA, the corporation must hold an annual meeting of shareholders at a time stated in or fixed in accordance with the by-laws.

Shareholder Action Without a Meeting

The DGCL authorizes stockholder action without a meeting if consents are received from holders of a majority of the outstanding stock.

Under the MBCA, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon.

Class Voting

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the stock of any of those classes.

Under the MBCA, the articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.
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Amendments to Articles/ Certificate of Incorporation and By-laws

Under the DGCL, all amendments to a corporation’s certificate of incorporation require the approval of stockholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation. Under the DGCL, by-laws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its Certificate of Incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board also has such power.

Under the MBCA, the board may make various changes of an administrative nature to its articles of incorporation, including increasing the number of outstanding shares in proportion to a stock split or stock dividend in the corporation’s own shares. Other amendments to a corporation’s articles of incorporation must be recommended to the shareholders by the board, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment. Under the MBCA, the board may amend or repeal the corporation’s by-laws unless the articles of incorporation reserves the power exclusively to the shareholders in whole or part, or (b) the shareholders in amending, adding, or repealing a particular bylaw provide expressly that the board may not amend or repeal that bylaw.

Shareholders’ Rights to Examine Books and Records

The DGCL provides that any stockholder of record may, in a written demand made under oath, demand to inspect and copy a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

The MBCA allows a shareholder to inspect and copy, upon giving the corporation 5 business days’ written notice, the organizational documents of the corporation, board resolutions relating to the creation of one or more classes of shares, the minutes of shareholder meetings (or actions taken without a shareholder meeting) from the past 3 years, the financial statements made available to shareholders in the past 3 years, a list of names and business addresses of the current directors and officers, and the corporation’s most recent annual report that was delivered to the Montana Secretary of State. Under the MBCA, a shareholder may also, upon giving the corporation 5 business’ days notice, inspect and copy all excerpts of minutes and any meeting of the board, board committees, or shareholder meetings (or records of any action take by the board, such committee, or the shareholders without a meeting), the accounting records of the corporation, and the record of shareholders, if (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, (c) the records are directly connected with the shareholder’s purpose, and (d) the shareholder has been a shareholder of record for at least 6 months or holds at least 5% of all the outstanding shares of the corporation. If management of the corporation refuses, the shareholder can compel an examination by court order.
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Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under the MBCA, a proxy is effective only for a period of 11 months unless a longer period is specified.

Differences in Franchise Taxes

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Montana charges corporations incorporated in Montana nominal annual corporate license renewal fees, and does not impose any franchise fees on corporations.

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EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF DELCO

Amended and Restated Certificate of Incorporation

of

GenuTec Business Solutions, Inc.,
A Delaware corporation

FIRST.  The name of the Corporation is “GenuTec Business Solutions, Inc.”.

SECOND. The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at that address is Corporation Service Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH. (A) The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred and ten million (110,000,000) shares, consisting of one hundred million (100,000,000) shares of Class A voting common stock, par value $0.0001 per share (“Common Stock”), and ten million (10,000,000) shares of preferred stock, par value, $0.0001 per share (“Preferred Stock”).

(B) Board Authorization for Establishment of Classes of Preferred Stock. The Board of Directors shall have authority at any time and from time to time, by resolution or resolutions, to establish one or more class or series of the Preferred Stock and the number of shares to be included in such class or series, to fix the designations, powers (including voting powers, if any), preferences and rights of the shares of the Preferred Stock or of such class or series and the qualifications, limitations or restrictions thereof, and to provide for the issuance thereof, without action by the stockholders.

(C) No Class Vote on Changes in Authorized Number of Shares. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

(D) [RESERVED]

(E) [RESERVED]

(F) Series A Preferred Stock. There is hereby created a series of Preferred Stock of the Corporation, which shall consist of 25,000 shares designated as Series A Exchangeable Preferred Stock (the “Series A Preferred”), and shall have the following preferences, limitations and relative rights:

1. Preferences. The preferences of each share of Series A Preferred with respect to dividend payments and distributions of the Corporation’s assets upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be equal to the preferences of every other share of Series A Preferred from time to time outstanding in every respect and prior and superior in right to such preferences of all other classes and series of Stock of the Corporation, whether now or hereafter authorized, including, without limitation, the Common Stock and any other series of Preferred Stock which may hereafter be created.

2. Voting Rights. Except as otherwise provided herein, in the Articles of Incorporation or the By-laws of the Corporation or by law, the Holders (this and every other capitalized term used in this subclause (F) of this Clause “FOURTH”, unless otherwise defined in subclauses (A) or (F) of this Clause “FOURTH”, shall have the meanings given such terms in Section 7 of this subclause (F) of this Clause “FOURTH”) of Series A Preferred, by virtue of their ownership thereof, shall not be entitled to vote on any matter submitted to the Corporation’s shareholders for voting. Notwithstanding the foregoing, the holders of the Series A Preferred shall be entitled to vote, as a separate class, with respect to any proposed amendment to the Articles of Incorporation of the Corporation, if such amendment would:

(a) increase or decrease the aggregate number of authorized shares of the Series A Preferred;

(b) cause an exchange or reclassification of all or part of the shares of Series A Preferred into shares of another series or class;

(c) cause an exchange or reclassification of or create the right of exchange of all or part of the shares of another class of series into shares of Series A Preferred;

(d) change the designation, rights, preferences or limitations of all or part of the shares of the Series A Preferred;

(e) change the shares of all or part of the Series A Preferred into a different number of shares of Series A Preferred;

(f) create a new class or series of shares of Stock having rights or preferences with respect to dividends or with respect to distributions on liquidation, dissolution or winding up of the Corporation that are prior, superior, or substantially equal to the shares of the Series A Preferred;

(g) increase the rights, preferences, or number of authorized shares of any class or series of Stock that, after giving effect to the amendment, have rights or preferences with respect to dissolution or to distributions that are prior, superior, or substantially equal to the shares of Series A Preferred; or

(h) cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of Series A Preferred.

3. Liquidation Rights.

(a) Liquidation Amount. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any Series A Preferred shall be outstanding, each then outstanding share of Series A Preferred shall entitle the Holder thereof to a preference against the Property of the Corporation available for distribution to the Holders of Stock of the Corporation equal to (i) $1,000 per share plus all accrued but unpaid dividends thereon to the date of payment (the “Liquidation Amount”). After such payment shall have been made in full to the Holders of the outstanding Series A Preferred, or funds necessary for such payment shall have been set aside in trust for the account of the Holders of Series A Preferred so as to be, and continue to be, available therefor, the Holders of Series A Preferred shall be entitled to no further participation in such distribution of assets of the Corporation.

(b) Priority. All of the preferential amounts to be paid to the Holders of Series A Preferred as provided in this Section 3 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Property of the Corporation to, the Holders of any other class or series of Stock of the Corporation, whether now or hereafter authorized. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the Holders of the outstanding shares of Series A Preferred pursuant to this Section 3, then the Holders of such shares shall share ratably in such distribution of assets in accordance with the number of shares held by them at the time of such liquidation, dissolution or winding up.

4. Dividends.

(a)  Accrual of Dividends. The Holders of shares of Series A Preferred shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends payable in cash, which dividends shall accrue, whether or not earned or declared, from the date of issuance of such shares at a rate per annum equal, during each Dividend Period, to the then applicable Dividend Rate, computed on the basis of $1,000 per share of Series A Preferred. Such dividends shall be cumulative with respect to each share of Series A Preferred, from the date of issuance of such share, and shall accrue until paid, whether or not earned, whether or not declared by the Board of Directors and whether or not there are funds legally available therefor on the date such dividends are payable.

(b) Payment of Dividends: Record Date. Dividends pursuant to Section 4(a) above shall be payable to each Holder of Series A Preferred in quarterly installments payable in arrears on the last Business Day of February, May, August and November in each year commencing on November 30, 2005 (each a “Dividend Payment Date”), as declared by the Board of Directors out of funds legally available therefor; with all accrued and unpaid dividends from the date of issuance until the first Dividend Payment Date thereafter being payable on such Dividend Payment Date. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividends shall be payable to the Holders as they appear on the stock register maintained by the Corporation or its transfer agent on the fifth day prior to the related Dividend Payment Date or such other record date fixed by the Board of Directors that is not less than 5 and not more than 15 days prior to the related Dividend Payment Date. Dividends shall be paid in cash, by wire transfer in immediately available funds to the accounts designated by the respective Holders in written notices given to the Corporation at least five Business Days prior to the Dividend Payment Date, or by such other means as may be agreed to by the Corporation and the respective Holders.

(c) Calculation of Accrued Dividends. Each dividend payable on any shares of the Series A Preferred shall be cumulative from (and including) the date on which such shares of Series A Preferred are first issued and shall accrue, whether or not declared, on a daily basis thereafter until paid in accordance with the terms of this Section 4. The amount of any dividends “accrued” on any share of the Series A Preferred at any Dividend Payment Date shall be deemed to be the amount of any unpaid dividends accumulated thereon to (but excluding) such Dividend Payment Date, whether or not earned or declared, and the amount of dividends “accrued” on any share of the Series A Preferred at any date other than a Dividend Payment Date shall be calculated as the amount of any unpaid dividends accumulated thereon to (but excluding) the last preceding Dividend Payment Date, whether or not earned or declared, plus, for the period from (and including) such Dividend Payment Date until the date in question, an amount determined in accordance with Section 4(a) above. Accrued dividends shall be calculated on the basis of a year of 360 days, in each case for the actual number of days occurring in the period for which such dividends shall accrue.

(d) Limitation on Certain Distributions. So long as any shares of Series A Preferred shall be outstanding, without the written consent of the Holders of all of the then outstanding shares of Series A Preferred, the Corporation shall not make, declare or pay any dividend on, or redeem or repurchase or make any other direct or indirect distribution in respect of any other shares of Stock of the Corporation of any class or series; provided, however, that the foregoing restrictions shall not apply to any dividend payable solely in shares of any class or series of Stock of the Corporation ranking, as to dividends and as to distribution of assets upon any liquidation, dissolution or winding-up of the affairs of the Corporation, junior to the Series A Preferred (or payable solely in options, warrants or rights to purchase or acquire any such Stock).

5.	Redemption.

(a) Mandatory Redemption. On September 16, 2010, the Corporation shall redeem all of the outstanding Series A Preferred for cash at a redemption price per share equal to the Liquidation Amount plus an amount equal to all unpaid dividends accrued thereon to the date of redemption. On such date the Corporation shall set apart cash in an amount sufficient to pay in full the aggregate redemption price for all shares of Series A Preferred issued and outstanding as of such date; such amount to be reserved for payment of such redemption price upon surrender of certificates representing the issued and outstanding shares of Series A Preferred in accordance with Section 5(e) below.

(b) Redemption at the Option of the Holders. Upon the occurrence of any Event of Non-Compliance (as defined in the Stock Purchase Agreement), at the option of the Majority Holders exercisable by written notice to the Corporation at the address for notice provided in the Stock Purchase Agreement, the Corporation shall immediately redeem all of the outstanding shares of Series A Preferred for cash at a redemption price per share equal to the Liquidation Amount plus an amount equal to all unpaid dividends accrued thereon to the date of redemption. On the date such notice is received, the Corporation shall set apart cash in an amount sufficient to pay in full the aggregate redemption price for all shares of Series A Preferred issued and outstanding as of such date; such amount to be reserved for payment of such redemption price upon surrender of certificates representing the issued and outstanding shares of Series A Preferred in accordance with Section 5(e) below.

(c) Availability of Funds for Redemption. Notwithstanding anything in this Section 5 to the contrary, if the Corporation has insufficient funds legally available on the redemption date to redeem shares of Series A Preferred pursuant to Section 5(a) or 5(b), then funds to the extent legally available shall be used to redeem such shares, in which case the shares shall be redeemed pro rata from each holder thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the unredeemed shares of Series A Preferred, such funds shall be immediately used to redeem such shares.

(d) No Further Dividends. From and after any redemption date, unless the Corporation shall default in making such redemption, dividends shall cease to accrue on the shares of the Series A Preferred redeemed, or to be redeemed, and said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of Series A Preferred; and from and after such redemption date, unless the Corporation shall default in making such redemption, the certificates representing the shares of Series A Preferred so redeemed shall no longer represent any right against or interest in the Corporation, other than the right to receive the redemption price payable pursuant to this Section 5.

(e) Redemption Procedure. The Corporation’s obligation to make a redemption payment pursuant to this Section 5 with respect to shares of Series A Preferred being redeemed shall be conditioned upon surrender of certificates for such shares, properly endorsed, in person or by registered or certified mail to the Corporation’s principal executive office. Shares of Series A Preferred shall be redeemed by the Corporation at the redemption price aforesaid and such redemption price shall thereupon be paid by wire transfer in immediately available funds to the account designated by the Holder entitled thereto in a written notice given to the Corporation at least five Business Days prior to the payment date or by such other means as may be agreed to by the Corporation and such Holder.

(f) No Reissuance Following Redemption. Any shares of Series A Preferred purchased, redeemed or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and shall not be reissued.

6.	Exchange of Shares of Series A Preferred for Senior Secured Notes.

(a) Exchange Option. The Holders of Series A Preferred shall have the right, at the option (the “Exchange Option”) of the Majority Holders, at any time on one occasion only, to exchange any or all of the outstanding shares of Series A Preferred held by them for Senior Secured Notes due 2010 of the Corporation (“Notes”), to be issued subject to and in accordance with the provisions of the Note Purchase Agreement, at the rate of $1,000 principal amount of Notes for each share of Series A Preferred. The Exchange Option may be exercised upon written notice thereof given by the Majority Holders to the Corporation at its address for notice stated in the Note Purchase Agreement, stating the date on which such exchange of shares of Series A Preferred for Notes shall occur (the “Exchange Date”), which date shall be not less than two (2) Business Days nor more than ten (10) Business Days after the date of such notice. Notwithstanding the foregoing, the Exchange Option may be exercised in any event by any Holder of Series A Preferred upon written notice to the Corporation and the other Holders thereof at any time after the earlier of (i) ten (10) Business Days after the date on which Technology Investment Capital Corp., a Maryland corporation, shall receive a license from the California Department of Corporations pursuant to the California Finance Lenders Law and (ii) May 3, 2006.

(b) Procedure of Exchange. On the Exchange Date, each Holder of shares of Series A Preferred shall deliver to the Corporation at its principal office stock certificates representing the shares of Series A Preferred to be exchanged by it, accompanied by appropriate stock powers executed by such Holder in blank, and the Corporation shall deliver to such Holder the corresponding Notes in the name of such Holder, duly executed by the Corporation.

(c) Payment of Accrued Dividends. Not later than 2:00 p.m. (New York City time) on the Exchange Date, the Corporation shall pay to such Holder in immediately available funds the amount of all unpaid dividends accrued on the shares of Series A Preferred being exchanged by such Holder to but not including the Exchange Date (whether or not earned or declared). Notwithstanding anything in this Section 6 to the contrary, if the Corporation has insufficient funds legally available on the Exchange Date to make full payment of such dividends, then funds to the extent legally available shall be used to make such payment, and at any time thereafter when additional funds of the Corporation are legally available for the payment of such dividends, such funds shall be immediately used to make such payment.

(d) No Further Dividends. From and after the applicable Exchange Date, unless the Corporation shall default in making such exchange, dividends shall cease to accrue on the shares of the Series A Preferred then being exchanged, and said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of Series A Preferred; and from and after such Exchange Date, unless the Corporation shall default in making such exchange, the certificates representing the shares of Series A Preferred so exchanged shall no longer represent any right against or interest in the Corporation, other than the right to receive the Notes to be issued in exchange therefor pursuant to this Section 6.

7. Definitions. As used in this subclause (F) of this Clause “FOURTH”, the following terms have the following meanings:

“Additional Rate” means a rate per annum equal to; (i) 0.0%, if a Qualified Equity Financing shall occur on or prior to March 16, 2006, (ii) 1.0%, if a Qualified Equity Financing shall not occur on or prior to March 16, 2006 but shall occur on or prior to June 16, 2006, or (iii) 1.5%, if a Qualified Equity Financing shall not occur on or prior to June 16, 2006.

“Applicable Dividend Rate” means (a) with respect to the Initial Dividend Rate Period, a rate per annum equal to 9.0%; provided that (i) if a Qualified Equity Financing shall not occur on or prior to March 16, 2006, then effective as of that day the Applicable Dividend Rate shall increase to 10.0% per annum and (subject to the provisions of the immediately following clause (ii)) shall remain at such rate for the remainder of the Initial Dividend Rate Period, and (ii) if a Qualified Equity Financing shall not occur on or prior to June 16, 2006, then effective as of that day the Applicable Dividend Rate shall increase to 10.5% per annum and shall remain at such rate for the remainder of the Initial Dividend Rate Period; and (b) with respect to any Dividend Rate Period thereafter, a rate per annum equal to the sum of (i) LIBOR for such Dividend Rate Period plus (ii) 5.25% plus (iii) the applicable Additional Rate; provided that in no event shall the Applicable Dividend Rate for any Dividend Rate Period subsequent to the Initial Dividend Rate Period be less than the sum of 8.0% per annum plus the applicable Additional Rate or greater than the sum of 11.0% per annum plus the applicable Additional Rate.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“Business Day” means any day except a Saturday, a Sunday or a legal holiday in New York City.

“Dividend Payment Date” shall have the meaning set forth in Section 4(B) hereof.

“Dividend Rate Period” means (a) the Initial Dividend Rate Period and (b) each successive period from and including an Dividend Rate Adjustment Date to but not including the next succeeding Dividend Rate Adjustment Date.

“Dividend Rate Adjustment Date” means (a) August 31, 2006, and (b) the last Business Day of July in each year thereafter during the term of this Agreement.

“Exchange Act” means as of any date the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute.

“Holders” shall mean the Persons who shall, from time to time, own of record, or beneficially, any shares of Stock of the Corporation. The term “Holder” shall mean one of the Holders.

“Initial Dividend Rate Period” means the period from and including the Exchange Date to but not including the first Dividend Rate Adjustment Date occurring thereafter.

“Initial Public Offering” means the initial underwritten public offering by the Corporation of its common stock for cash pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than a registration relating solely to employee benefit plans or solely to a transaction described in Rule 145(a) of the Securities and Exchange Commission.

“LIBOR” means, with respect to any Interest Rate Adjustment Date, the one year “London Interbank Offered Rates (LIBOR)” published in The Wall Street Journal (Eastern Edition) in the “Money Rates” table on the Business Day immediately preceding such Interest Rate Adjustment Date, or, if such information is no longer published by The Wall Street Journal or is not available for such date, by reference to comparable information contained in any other publicly available source of similar market data selected by the Majority Holders in their sole discretion.

“Liquidation Amount” shall have the meaning set forth in Section 3 hereof.

“Majority Holders” means at any time the Holders of a majority of the shares of Series A Preferred at the time outstanding.

“NASD” means the National Association of Securities Dealers, Inc. or any successor thereto.

“Nasdaq” means The Nasdaq Stock Market, Inc. and any successor thereto.

“Note Purchase Agreement” means the Note Purchase Agreement dated as of September 16, 2005 among the Corporation, Technology Investment Capital Corp., as Collateral Agent, and the Purchasers named in Schedule I thereto, as such agreement may from time to time be amended, modified or supplemented in accordance with its terms.

“OTC Bulletin Board” means the Over-the-Counter Bulletin Board maintained by Nasdaq or the NASD, and any successor thereto.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

“Property” shall mean an interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible.

“Qualified Equity Financing” means (a) an Initial Public Offering in which shares of common stock of the Corporation are offered and sold for the account of the Corporation for an aggregate initial offering price to the public of $10,000,000 or more, or (b) a private offering and sale for cash by the Corporation for its own account of shares of its common stock, Preferred Stock that is convertible into common stock of the Corporation, warrants, options or rights to subscribe for or purchase such common stock or convertible Preferred Stock, or any combination of the foregoing, if (i) the aggregate gross purchase price (before deducting reasonable transaction expenses) of the securities so offered and sold shall be not less than $10,000,000, and (ii) at the time such offering is completed, the common stock of the Corporation is (A) registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act and (B) is listed and traded on the New York Stock Exchange, the American Stock Exchange or Nasdaq or is quoted on the OTC Bulletin Board.

“Stock” shall include any and all shares, interests or other equivalents (however designated) of, or participations in, corporate stock, partnership interests, membership interests and other evidences of any equity interest in any Person.

“Stock Purchase Agreement” means the Preferred Stock and Warrant Purchase Agreement dated as of September 16, 2005 between the Corporation and Technology Investment Capital Corp., as such agreement may from time to time be amended, modified or supplemented in accordance with its terms.

(G) Series B Preferred Stock. There is hereby created a series of Preferred Stock, which shall consist of 60,000 shares designated as Series B Convertible Preferred Stock (the “Series B Preferred Stock”), and shall have the preferences, limitations and relative rights set forth herein as follows:

1. Definitions. As used in this subclause (G) of this Clause “FOURTH”, the following terms shall have the meanings set forth below:

“Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or pursuant to Section 6(e)(ii) deemed to have been issued) by the Corporation at any time, other than (A) the issuance of any shares of Common Stock upon conversion of any shares of Series B Preferred Stock, (B) the grant of Options to purchase not in excess of 20% of the outstanding Common Stock, determined on a Fully Diluted Basis, to officers, directors or employees of the Corporation pursuant to any option plan approved by the Board of Directors, and the issuance of any shares of Common Stock upon exercise of any such Options, (C) the issuance of any shares of Common Stock upon exercise of Options or conversion of Convertible Securities outstanding on the Series B Original Issue Date, (D) the distribution as a dividend of Options to purchase Shares in a number not in excess of 50% of the Common Stock outstanding on the Series B Original Issue Date to holders of Common Stock of the Corporation on the Series B Original Issue Date, pursuant to the Rights Dividend, and the issuance of any shares of Common Stock upon exercise of any such Options, and (E) any other issuance of securities deemed by advance written consent of the Required Holders not to constitute “Additional Shares of Common Stock”.

“Affiliate” shall mean, with respect to any Person, any (A) director, officer or Holder holding 10% or more of the capital stock (on a fully diluted basis) or other evidence of beneficial interest of such Person, (B) spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a director, officer or such 10% Holder of such Person), and (C) other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” includes, without limitation, he possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“Common Stock” shall mean the Class A voting common stock, par value $.01 per share, of the Corporation.

“Convertible Securities” shall mean any evidences of indebtedness, shares of Stock (other than Common Stock), or other securities directly or indirectly, convertible into or exchangeable for Common Stock.

“Fully Diluted Basis” shall mean, for the purposes of determining the number of shares of Common Stock outstanding, a basis of calculation which takes into account (a) shares of Common Stock actually issued and outstanding at the time of such determination, plus, (b) that number of shares of Common Stock that is then issuable upon the exercise, exchange or conversion of all then outstanding shares of Series B Preferred Stock and all outstanding Options and Convertible Securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock.

“Holders” shall mean the Persons who shall, from time to time, own of record, or beneficially, any shares of Stock of the Corporation. The term “Holder” shall mean one of the Holders.

“Liquidation Amount” shall have the meaning set forth in Section 4 hereof.

“Option” shall mean any right, option or warrant to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

“Original Series B Price” shall mean $100.00 per share of Series B Preferred Stock.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

“Property” shall mean an interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible.

“Required Holders” shall mean at any time the Holders of a majority of the shares of Series B Preferred Stock at the time outstanding.

“Rights Dividend” shall mean the issuance by the Corporation, as a dividend to each holder of its Common Stock outstanding on the Series B Original Issue Date, of warrants or other rights to acquire a number of additional shares of Common Stock equal to 50% of the number of shares of Common Stock then held by such stockholder, each such warrant or other right (i) to have a ten year term, and to be initially exercisable after the first anniversary of the date of issuance thereof, and (ii) to have an exercise price per share of Common Stock purchasable thereunder equal to three (3) times the initial Conversion Price of the Series B Preferred Stock.

“Series B Original Issue Date” shall mean February 28, 2007, or if later the first date on which shares of Series B Preferred Stock are issued by the Corporation.

“Stock” shall include any and all shares, interests or other equivalents (however designated) of, or participations in, corporate stock, partnership interests, membership interests and other evidences of any equity interest in any Person, including the Series B Preferred Stock and the Common Stock.

“Subsidiary” shall mean any corporation, limited liability company, business trust or other entity of which the Corporation directly or indirectly owns at the time 50% or more of the outstanding shares or other equity interests that represent either 50% of the voting power, 50% of the economic power, or control of the board of directors or comparable body of such corporation, limited liability company, trust or other entity, other than directors’ qualifying shares.

2. Preferences. The preferences of each share of Series B Preferred Stock with respect to the declaration and payment of dividends and with respect to distributions of the Corporation’s assets upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be equal to the preferences of every other share of Series B Preferred Stock from time to time outstanding in every respect and (except, with respect to the declaration and payment of dividends, as otherwise provided in Section 5(a) below) prior and superior in right to such preferences of all other classes and series of Stock of the Corporation, whether now or hereafter authorized, including, without limitation, the Common Stock, the Series B Preferred and any other series of Preferred Stock of the Corporation which may hereafter be created.

3.	Voting Rights.

(a) Single Class. Except as otherwise required by law or as set forth herein, the Holders of Series B Preferred Stock shall be entitled to notice of any meeting of stockholders and to vote together with the Holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote and shall have that number of votes per share as shall be equal to the number of shares of Common Stock (including fractions of a share) into which the Series B Preferred Stock could be converted pursuant to Section 6 hereof on the date for the determination of stockholders entitled to vote on such matter.

(b) Separate Class. In any case where under provisions of applicable law or as set forth herein, the Series B Preferred Stock is entitled to vote as a separate class, Holders of the Series B Preferred Stock shall have one vote per share.

(c) Series B Preferred Stock Special Voting Rights. Except as expressly provided herein or as required by law, so long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not take any of the actions set forth in clauses (i) through (x) below (whether by amendment to the Articles of Incorporation or By-laws of the Corporation or by reclassification, merger, consolidation, reorganization or otherwise) without the affirmative vote or written consent of the Required Holders, voting or consenting as a separate class:

(i) increase or decrease the aggregate number of authorized shares of the Series B Preferred Stock or split, subdivide, or combine any shares of any class or series of Stock;

(ii) cause an exchange or reclassification of all or part of the shares of Series B Preferred Stock into shares of another series or class;

(iii) cause an exchange or reclassification of or create the right of exchange of all or part of the shares of another class of series into shares of Series B Preferred Stock;

(iv) alter or change the designation, preferences, limitations or relative rights of all or part of the shares of the Series B Preferred Stock;

(v) change the shares of all or part of the Series B Preferred Stock into a different number of shares of Series B Preferred Stock;

(vi) create a new class or series of shares of Stock having rights or preferences with respect to dividends or with respect to distributions on liquidation, dissolution or winding up of the Corporation that are prior, superior, or substantially equal to the shares of the Series B Preferred Stock, or issues any such shares as may be authorized, including without limitation shares of the Corporation’s Series B Preferred Stock;

(vii) increase the preferences, relative rights or number of authorized shares of any class or series of Stock that, after giving effect to the amendment, have preferences or relative rights with respect to dividends or with respect to distributions on liquidation, dissolution or winding up of the Corporation that are prior, superior, or substantially equal to the shares of Series B Preferred Stock;

(viii) sell all or substantially all of the assets of the Corporation or consolidate or merge into or with another corporation or other entity, or liquidate or dissolve;

(ix) change the number of directors constituting the whole Board of Directors; or

(x) effect any alteration, amendment, repeal or waiver of the Articles of Incorporation or By-laws of the Corporation or of any provision thereof.

(d) Election of Directors. The Holders of a majority of the outstanding shares of Series B Preferred Stock shall have the right, to the exclusion of all other classes or series of the Corporation’s capital stock, voting at a meeting of stockholders called for the purpose or by written consent, separately from the Common Stock, to elect three (3) directors, or if greater than three (3) such number of directors as shall constitute a majority of the directors constituting the whole Board of Directors, to serve on the Board of Directors. Such directors shall comprise a separate class of directors and be referred to as “Series B Preferred Directors.” Each Series B Preferred Director so elected shall serve until such Person’s successor is duly elected by Holders of the Series B Preferred Stock or removed by vote of the Series B Preferred Stock, the Holders of the Series B Preferred Stock being the only Persons entitled to elect or remove a Series B Preferred Director. No reason need be given by the Holders of the Series B Preferred Stock for the removal by the Holders of the Series B Preferred Stock of a Series B Preferred Director. If Holders of the Series B Preferred Stock for any reason fail to elect anyone to fill any such directorship, the position shall remain vacant until such time as Holders of the Series B Preferred Stock elect a Series B Preferred Director to fill the position, and it shall not be filled by resolution or vote of the Board of Directors or the other stockholders of the Corporation. All directors other than the Series B Preferred Directors shall be elected by the Holders of the Series B Preferred Stock and the Holders of the Common Stock voting as a single class in accordance with subsection (a) of this section 3.

4.	Liquidation Rights.

(a) Series B Preferred Stock Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, distributions to the stockholders of the Corporation shall be made in the following manner (after payment or provision for payment of all debts and liabilities of the Corporation): The Holders of shares of the Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the Holders of any other Preferred Stock or to the Holders of any Common Stock by reason of their ownership thereof, the sum of (i) the Original Series B Price per share thereof plus (ii) an amount equal to all dividends declared on the Series B Preferred Stock which have not previously been paid. If upon such liquidation, distribution or winding-up of the Corporation, whether voluntary or involuntary, the assets to be distributed are insufficient to permit payment in full to the Holders of the Series B Preferred Stock, then the entire assets of the Corporation to be distributed shall be distributed ratably among the Holders of the Series B Preferred Stock in accordance with the number of shares of Series B Preferred Stock held by such Holders. After payment has been made in full to the Holders of Series B Preferred Stock of the preferential amounts required by this Section 4(a), or the Corporation shall have set aside funds sufficient for such payments in trust so as to be available for such payment, the remaining assets available for distribution to stockholders shall be distributed ratably among the holders of any other class or series of shares of Preferred Stock to the extent of any rights or preferences thereof with respect to distributions on liquidation, dissolution or winding up of the Corporation that are prior or superior to the shares of the Common Stock.

(b) Distributions on Common Stock. After payment has been made in full pursuant to Section 4(a) above, or the Corporation shall have set aside funds sufficient for such payments in trust so as to be available for such payment, the remaining assets available for distribution to stockholders shall be distributed ratably among the Holders of Common Stock.

(c) Treatment of Mergers, Consolidations, and Sales of Assets. Unless the Required Holders agree in writing otherwise, a Sale of the Corporation (as defined below) shall be deemed to be a liquidation, distribution or winding-up of the Corporation for purposes of this Section 4. The term “Sale of the Corporation” shall mean (i) a sale or exclusive license of all or substantially all of the assets of the Corporation, (ii) any reorganization, recapitalization, merger, or consolidation where the voting securities of the Corporation outstanding immediately preceding such transaction or the voting securities issued with respect to the voting securities of the Corporation outstanding immediately preceding such transaction represent less than 50% of the voting securities of the Corporation or surviving entity, as the case may be, following such transaction, or (iii) a transaction or series of related transactions resulting in the issuance or transfer of shares representing 50% or more of the voting securities of the Corporation (other than any acquisition of such shares directly from the Corporation solely for cash in which no one Person or group of Persons that are Affiliates of each other acquires securities representing in the aggregate 50% or more of the total voting power of the voting securities of the Corporation). A sale (or multiple related sales) of one or more Subsidiaries of the Corporation (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the Subsidiaries’ assets or securities) which constitutes all or substantially all of the consolidated assets of the Corporation shall be deemed a sale of substantially all of the assets of the Corporation for purposes of the foregoing definition. The Corporation shall promptly provide to the Holders of shares of the Series B Preferred Stock such information concerning the terms of any Sale of the Corporation as may reasonably be requested by the Holders of shares of the Series B Preferred Stock.

(d) Distributions Other Than Cash. Unless the Required Holders determine otherwise, all payments made pursuant to this Section 4 shall be made in cash. If the amount to be distributed to the Holders of the Series B Preferred Stock upon any liquidation, distribution or winding-up (including any transaction treated as such pursuant to subsection (c) above) shall be other than cash, the fair market value of the property, rights, or securities distributed to such Holders shall be determined in good faith by the Board of Directors.

5.	Dividends.

(a) Declaration of Dividends. The Holders of shares of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, dividends payable in cash on each occasion on which dividends are declared and paid on the Common Stock (other than a dividend on the Common Stock payable solely by issuance of additional shares of Common Stock), in each case in an amount per share of Series B Preferred Stock equal to the product of (i) the amount of the dividend per share then declared on the Common Stock, multiplied by (ii) the number of shares of Common Stock (including any fraction thereof) into which each share of Series B Preferred Stock held by each Holder thereof could be converted pursuant to the provisions of Section 6 hereof, such number to be determined as of the close of business on the last business day preceding the record date for the payment of such dividend. Except for dividends on the Common Stock payable solely by issuance of additional shares of Common Stock, no dividend declared on any class or series of Stock shall be payable other than in cash without the affirmative vote or written consent of the Required Holders.

(b) Limitation on Certain Distributions. So long as any shares of Series B Preferred Stock shall be outstanding, without the written consent of the Holders of all of the then outstanding shares of Series B Preferred Stock, except as provided in subsection (a) of this Section 5, the Corporation shall not make, declare or pay any dividend on, or redeem or repurchase or make any other direct or indirect distribution in respect of any other shares of Stock of the Corporation of any class or series; provided, however, that the foregoing restrictions shall not apply to any dividend payable solely in shares of any class or series of Stock of the Corporation ranking, as to dividends and as to distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Corporation, junior to the Series B Preferred Stock (or payable solely in options, warrants or rights to purchase or acquire any such Stock).

6.	Conversion of Series B Preferred Stock. The Holders of the Series B Preferred Stock shall have conversion rights as follows:

(a) Series B Preferred Stock.

(i) At any time and from time to time, each issued and outstanding share of Series B Preferred Stock shall be convertible, at the option of the Holder thereof, without the payment of any additional consideration therefor, into a number of fully paid and nonassessable shares of Common Stock based on the Conversion Percentage then in effect, equal to (A) the quotient obtained by dividing (x) the Conversion Percentage then in effect by (y) 100 minus such Conversion Percentage, multiplied by (B) the Common Stock Deemed Outstanding at the time of conversion, and divided by (C) 51,508.

(ii) “Common Stock Deemed Outstanding” means as of any date of determination, (a) all shares of Common Stock that are issued and outstanding on such date of determination, and (b) all shares of Common Stock that would be outstanding as of such date of determination assuming the exercise of all then outstanding Options to subscribe for or purchase shares of Common Stock, and the conversion or exchange of all then outstanding shares of Series B Preferred Stock and other Convertible Securities that by their terms are convertible into or exchangeable for shares of Common Stock, but excluding (x) any options, warrants or other securities of the Company convertible or exercisable into shares of Common Stock as of the Series B Original Issue Date in cases where (A) the per share conversion or exercise price is equal to or greater than $0.33 or (B) such option, warrant or other security expires or terminates within twelve months from the Series B Original Issue Date, (y) the warrants or other rights issued pursuant to the Rights Dividend, and (z) Common Stock, Options or Convertible Securities issued after the Series B Original Issue Date.

(iii) The “Conversion Percentage” shall initially be eighty percent (80%). The Conversion Percentage shall be reduced if the Corporation receives in cash the proceeds of one or more equity investments on or before April 30, 2007, from any investor introduced to the Corporation by a holder or holders of its Common Stock. The Conversion Percentage shall be reduced by two percent (2%) per $1,000,000 (rounded downward to the previous $1,000,000 in case of partial amounts), up to a maximum of $5,000,000, of the cash proceeds received from such equity investments. The Conversion Percentage shall not be reduced as a result of the adjustments required by this Section 6(a)(iii) below seventy percent (70%).

(iv) Multiple Conversions. In the event of multiple conversions of Series B Preferred Stock by the Holders thereof, the number of shares of Common Stock into which the Series B Preferred Stock remaining outstanding may be converted on any date, following one or more previous conversions of shares of Series B Preferred Stock, shall be equal to the excess, if any, of (A) the quotient obtained by dividing (x) the Conversion Percentage then in effect by (y) 100 minus such Conversion Percentage, multiplied by the Common Stock Deemed Outstanding at the time of the conversion, over (B) the number shares of Common Stock previously issued upon conversions(s) of the Series B Preferred Stock. In no event shall the aggregate number of shares of Common Stock issuable on all conversions of the Series B Preferred Stock exceed the Conversion Percentage of the aggregate number of shares of the Common Stock Deemed Outstanding as of the close of business on the date of the final conversion of Series B Preferred Stock.

(v) Voluntary Conversion of Series B Preferred Stock. All outstanding shares of Series B Preferred Stock shall, upon the vote or written consent of the Required Holders, be automatically converted into the number of shares of Common Stock into which such Series B Preferred Stock is convertible pursuant to Section 6(a)(i), without any further action by the Holders of such shares. The effective date of conversion hereunder shall be the date specified in the vote causing conversion, or if no such date is specified, the date the vote is taken. Notice thereof shall be given by the Corporation to the Holders of Series B Preferred Stock at least ten (10) days prior to the effective date of such conversion, unless the effective date is the date the vote is taken, in which case the Corporation shall give such notice to the Holders of the Series B Preferred Stock within three (3) days of such vote or consent.

(b)	Conversion Procedure.

(i) Surrender. On or after the date of occurrence of any conversion of the Series B Preferred Stock and in any event within 10 days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of a conversion pursuant to Section 6(a)(v), each Holder of record of shares of the Series B Preferred Stock being converted shall surrender such Holder’s certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series B Preferred Stock are converted and cash as provided in Section 6(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. On the date of the occurrence of any conversion of the Series B Preferred Stock pursuant to Section 6(a)(v), each Holder of record of shares of Series B Preferred Stock shall be deemed to be the Holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Series B Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any Holder of record of shares of Series B Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such Holder.

(ii) Cancellation. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof, from and after the date such certificates are so required to be surrendered shall be deemed to have been retired and canceled. The Corporation from time to time thereafter shall take appropriate action to reduce the number of authorized shares of Series B Preferred accordingly.

(c) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors. The determination of fractional shares shall be based on the aggregate number of shares of Series B Preferred Stock surrendered for conversion by any Holder of Series B Preferred Stock and not on the individual shares of Series B Preferred Stock held by such Holder.

(d) Reservation of Shares; Increase of Authorized Common Stock. The Corporation shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all the outstanding Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-existing par value of the shares of Common Stock issuable upon conversion of Series B Preferred Stock, the Corporation shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. Without limiting the generality of the foregoing, the Corporation shall, within 90 days after the Series B Original Issue Date, use best efforts (including, without limitation, taking all appropriate actions to obtain any necessary vote or consent of the stockholders of the Corporation) to effect a further amendment to Article V of the Articles of Incorporation in order to increase the authorized number of shares of Common Stock to a number that is not less than the number that would be sufficient to provide for the conversion hereunder of all of the authorized shares of Series B Preferred Stock (whether or not all such shares are then issued).

(e) Adjustments to Series B Preferred Stock for Diluting Issues.

(i) Adjustment Upon Issuance of Additional Shares of Common Stock. As used herein, the “Conversion Price” shall initially mean $0.05 per share of Common Stock. The initial Conversion Price shall be subject to further adjustment as hereinafter provided. If, after the Series B Original Issue Date, the Corporation shall issue (or pursuant to Section 6(e)(ii) be deemed to have issued) Additional Shares of Common Stock, for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in each such event, the Conversion Price shall be reduced to the amount of the consideration per share received by the Corporation upon such issue or sale. Upon each adjustment of the Conversion Price, the holder of each share of Series B Preferred Stock shall thereafter be entitled to convert such share into the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares into which such share of Series B Preferred Stock could be converted immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment. The initial Conversion Price has been determined based on the assumption that the Corporation has 26,606,433 shares of Common Stock Deemed Outstanding on the Series B Original Issue Date, and shall be appropriately adjusted if it is determined that the number of shares of Common Stock Deemed Outstanding on the Series B Original Issue Date is a different number.

(ii) Options and Convertible Securities. In the event the Corporation at any time shall issue any Options and Convertible Securities that are deemed Additional Shares of Common Stock or shall fix a record date for the determination of Holders of any class of securities entitled to receive any such Options and Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

a. no further adjustment in any Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such options or conversion or exchange of such Convertible Securities;

b. if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, any Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

c. upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, any Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be computed as if:

I. in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

II. in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by he Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 6(e)(iii)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

d. no adjustment pursuant to clauses (b) or (c) above of this Section 6(e)(ii) shall have the effect of increasing any Conversion Price to an amount which exceeds the lesser of (i) the Conversion Price on the original adjustment date, or (ii) the Shares of Common Stock between the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

e. if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in any Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 6(e)(ii) as of the actual date of their issuance.

(iii) Determination of Consideration. For purposes of Section 6(e), the consideration received by the Corporation for the issuance (or deemed issuance) of any Additional Shares of Common Stock shall be computed as follows:

a. Cash and Property: Such consideration shall: (1) insofar as it consists of cash, be computed as the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends; (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors, or if requested by the Required Holders, as determined by independent accounts of recognized standing promptly selected by the Corporation to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Corporation with respect to the receipt of such property; and (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration received for the Additional Shares of Common Stock, computed as provided in the foregoing clauses (1) and (2), as determined in good faith by the Board of Directors.

b. Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(e)(ii), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options or the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(iv) Adjustment for Stock Splits, Stock Dividends, Subdivisions, Combinations or Consolidation of Common Stock. In the event that the Corporation at any time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for any consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, any Conversion Price then in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on he Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(v) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(e)(iv) or a merger or other reorganization referred to in Section 6(c) above), any Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that such Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders could otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such stock that would have been subject to receipt by the Holders of such Series B Preferred Stock as if such Holder had converted into Common Stock immediately before that change.

(vi) In General. If any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors shall make an appropriate reduction in the Conversion Price so as to protect the rights of the Holders of the Series B Preferred Stock.

(f) Consolidation or Merger. If at any time or from time to time there shall be a merger or consolidation of the Corporation with or into another corporation, other than a consolidation or merger which is treated as a liquidation pursuant to Section 4(c), then, as a part of such consolidation or merger, provision shall be made so that the Holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such consolidation or merger, to which a Holder of Common Stock issuable upon such conversion would have been entitled on such consolidation or merger. In any such case, appropriate adjustment (including, without limitation, an adjustment of the Conversion Price then in effect to the price of the Common Stock reflected in the merger or consolidation if the price is less than any Conversion Price then in effect) shall be made in the application of the provisions of this Section 6 with respect to the rights and interests thereafter of the Holders of the Series B Preferred Stock after the consolidation or merger to the end that the provisions of this Section 6 and the number of shares acquirable upon conversion of the Series B Preferred Stock shall be applicable after the consolidation or merger in as nearly equivalent a manner as may be practicable as before the consolidation or merger. So long as any Series B Preferred Stock is outstanding, the Corporation shall preserve the rights of the Series B Preferred Stock, including without limitation the rights set forth in Sections 2, 3, 4, 5 and 6. The actions taken pursuant to this Section 6(f) shall be satisfactory in form and substance to the Required Holders.

(g) Certificate as to the Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof an furnish to each Holder of affected Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder of Series B Preferred Stock, furnish or cause to be furnished to such Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the Series B Preferred Stock. All adjustments made pursuant to this Section 4 shall be made to the nearest one hundredth of a cent.

(h) No Impairment. The Corporation will not, by amendment of this Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation for the benefit of the Holders of the Series B Preferred Stock but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Series B Preferred Stock against impairment.

(i) Taxes on Conversion. The Corporation will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in the name other than that of the Holder of the share(s) of Series B Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

(j) Notice of Record Date. In the event that there occurs any of the following events or a vote of the Board of Directors or stockholders of the Corporation approving any of the following events:

a. the Corporation declares a dividend (or any other distribution) on its Common Stock payable in cash, Common Stock, other securities of the Corporation or otherwise;

b. the Corporation subdivides or combines its outstanding shares of Common Stock;

c. there occurs or is proposed to occur any reclassification of the Common Stock of the Corporation;

d. the Corporation offers for subscription pro rata to the Holders of any class of its stock any additional shares of stock of any class or other rights;

e. the Corporation issues (or is deemed to have issued) any Additional Shares of Common Stock;

f. a sale of all or substantially all of the assets of the Corporation or any consolidation or merger of the Corporation into or with another corporation or other entity; or

g. the involuntary or voluntary liquidation, dissolution, or winding-up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the Holders of the Series B Preferred Stock at their addresses as shown on the records of the Corporation or such transfer agent, within ten days of the occurrence of such event, and in any such event:

A.
at least ten (10) days prior to the record date for declaring any dividend, distribution, subdivision, combination or reclassification, or, if a record is no to be taken, the date as of which the Holders of Common Stock of record to be entitled to any such dividend, distribution, subdivision, combination or reclassification are to be determined, the Corporation shall send a notice to the Holders of Series B Preferred Stock describing in reasonable detail such dividend, distribution, subdivision, combination or reclassification and the proposed timing thereof; and

B.
at least twenty (20) days prior to the date on which any Sale of the Corporation, consolidation, merger, sale, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Sale of the Corporation, consolidation, merger, sale, liquidation, dissolution, or winding-up, the Corporation shall send a notice to the Holders of Series B Preferred Stock describing such Sale of the Corporation, consolidation, merger, sale, liquidation, dissolution, or winding-up in reasonable detail and the proposed timing thereof.

7.     Waivers. Except where a larger percentage of shares of any class or series of Series B Preferred Stock is required by these Articles of Incorporation to take any action or exercise any rights, the Required Holders may waive, by delivery of written notice to the Corporation, any of the rights, preferences or privileges relating to such class of Series B Preferred Stock hereunder, either prospectively or retrospectively.

FIFTH. [RESERVED]

SIXTH. The Board of Directors shall have the power to adopt, amend and repeal the by-laws of the Corporation. The stockholders entitled to vote in the election of directors may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

SEVENTH. Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the by-laws of the Corporation or, if not so designated, as determined by the Board of Directors. Elections of directors need not be by written ballot except and to the extent required by the by-laws of the Corporation.

EIGHTH. The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

NINTH. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such elimination of liability is not permitted under the General Corporation Law of the State of Delaware (the “Delaware Code”) as in effect at the time of the alleged breach of duty. Any amendment, modification or repeal of this Article or of the Delaware Code shall not adversely affect any right or protection of a director of the Corporation with respect to any alleged breach of duty occurring prior to the time of such amendment, modification or repeal.

TENTH.  (A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the General Corporation Law of the State of Delaware, each director or officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity in any of the foregoing capacities at the request of the Corporation (an “Authorized Representative”), against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise and taxes) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board of Directors of the Corporation or is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

(B) The Corporation shall promptly pay all expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by a director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Paragraph (A) of this Article in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

(C) The Corporation shall have the power to, and may, indemnify any person who is or was an Authorized Representative (other than an officer or director who are covered by (A) above) against loss, liability and expense in connection with a Proceeding, and may pay expenses incurred by such person in connection with such Proceeding in advance of the final disposition of the Proceeding, to the fullest extent permitted by law.

(D) The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by directors and officers of the Corporation in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position. The Corporation may enter into contracts to provide any Authorized Representative with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by law. The Corporation may purchase and maintain insurance, borrow money, create trust funds, pledge, mortgage, or create security interests in the assets of the Corporation, obtain letters of credit, or use other means from time to time to ensure payment of such amounts as may be necessary to perform the Corporation’s obligations provided for in this Article or in any such contract. The by-laws of the Corporation may contain additional provisions implementing and supplementing the provisions of this Article.

(E) Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

ELEVENTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

EXHIBIT B

BY-LAWS OF DELCO

BY-LAWS

OF

GENUTEC BUSINESS SOLUTIONS, INC.

BY-LAWS
OF
GENUTEC BUSINESS SOLUTIONS, INC.

- ii -

BY-LAWS
OF
GENUTEC BUSINESS SOLUTIONS, INC.
___________________

ARTICLE I

MEETINGS OF STOCKHOLDERS

Section 1.1. Place of Meetings. Meetings of the stockholders shall be held at such place within or without the State of Delaware as shall be designated by the Board of Directors or the person or persons calling the meeting.

Section 1.2. Annual Meetings. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held after the close of the Corporation's fiscal year on such date and at such time as shall be designated by the Board of Directors.

Section 1.3. Special Meetings. Special meetings may be called at any time by the President or the Board of Directors. Business transacted at each special meeting shall be confined to the purposes stated in the notice of such meeting.

Section 1.4. Notice of Meetings. A written notice stating the place, date, and hour of each meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by, or at the direction of, the Secretary or the person or persons authorized to call the meeting to each stockholder of record entitled to vote at such meeting, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, unless a greater period of time is required by law in a particular case.

Section 1.5. Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.6. Informal Action. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 1.7. Action by Stockholders Not Solicited by the Board of Directors. Prior and as a condition to the effectiveness of any action taken pursuant to Section 1.6 of the By-laws by the Board of Directors, which has not been solicited or recommended by the Board of Directors, the Board of Directors shall have ten (10) business days from the receipt of notice of the action taken by the Stockholders, to verify the validity and legality of the action taken by the Stockholders.

Section 1.8. Quorum and Voting. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings or the stockholders for the transaction of business, except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by statute). At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. At all meetings of the stockholders each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument lawfully provides for a longer period. At each meeting of the stockholders each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation at the record date fixed in accordance with these By-laws, or otherwise determined, with respect to such meeting. Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat, a quorum being present.

ARTICLE II

DIRECTORS

Section 2.1. Powers of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall exercise all powers that may be exercised or performed by the Corporation and that are not by statute, the Certificate of Incorporation or these By-laws directed to be exercised or performed by the stockholders.

Section 2.2. Number, Election and Term of Office. The Board of Directors shall consist of not less than two (2) nor more than fifteen (15) members as fixed from time to time by the Board of Directors. Directors need not be stockholders of the Corporation. The directors shall be elected by the stockholders at the annual meeting or any special meeting called for such purpose.  Each director shall hold office until his or her successor shall be duly elected and qualified or until his or her earlier resignation or removal. A director may resign at any time upon written notice to the Corporation.

Section 2.3. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. The occurrence of a vacancy which is not filled by action of the Board of Directors shall constitute a determination by the Board of Directors that the number of directors is reduced so as to eliminate such vacancy, unless the Board of Directors shall specify otherwise. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Section 2.4. Meetings of Directors. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors shall from time to time by resolution appoint; and no notice shall be required to be given of any such regular meeting. A special meeting of the Board of Directors may be called by the President or any director by giving two (2) days' notice to each director by letter, electronic mail, telegram, telephone or other oral message. Except as otherwise provided by these By-laws, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.5. Informal Action. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.6. Telephone Participation in Meetings. Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 2.7 Committees of Directors. By resolutions adopted by a majority of the whole Board of Directors, the Board may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation. The Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation (except as otherwise expressly limited by statute), including the power and authority to declare dividends and to authorize the issuance of stock, and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall have such of the powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the whole Board. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board of Directors designating the Executive Committee or such other committee.

Section 2.8 Removal. A director may be removed by a majority vote of the stockholders with or without cause , as such term is generally used and defined under Delaware General Corporate Law.

Section 2.9 Compensation. The directors shall receive such compensation for their services as may be authorized by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE III

OFFICERS

Section 3.1. Enumeration. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a President, such number of Vice Presidents (if any) as the Board of Directors shall from time to time elect, a Secretary, a Treasurer, and such other officers (if any) as the Board of Directors shall from time to time elect. The Board of Directors may at any time elect one of its members as Chairman of the Board of the Corporation, who shall preside at meetings of the Board of Directors and of the stockholders and shall have such powers and perform such duties as shall from time to time be prescribed by the Board of Directors. Any two or more offices, except the offices of the President and the Secretary, may be held by the same person.

Section 3.2. President. The President shall be the chief executive officer of the Corporation, and shall have general and active charge and control over the business and affairs of the Corporation, subject to the Board of Directors. If there shall be no Chairman of the Board, or in his or her absence or inability to act, the President shall preside at meetings of the Board of Directors and of the stockholders. The President shall sign all deeds and conveyances, all contracts and agreements, and all other instruments requiring execution on behalf of the corporation.

Section 3.3. Vice President. The Vice President or, if there shall be more than one, the Vice Presidents, in the order of their seniority unless otherwise specified by the Board of Directors, shall have all of the powers and perform all of the duties of the President during the temporary absence or temporary inability to act of the President. In case of the permanent absence or inability of the President to act, the office shall be declared vacant by the Board of Directors and a successor chosen by the Board. Each Vice President shall also have such other powers and perform such other duties as shall from time to time be prescribed by the Board of Directors or the President.

Section 3.4. Secretary. The Secretary shall record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose, and shall give notice as required by statute or these By-laws of all such meetings. The Secretary shall have custody of the seal of the Corporation and of all books, records, and papers of the Corporation, except such as shall be in the charge of the Treasurer or of some other person authorized to have custody and possession thereof by resolution of the Board of Directors. The Secretary shall also have such other powers and perform such other duties as are incident to the office of the secretary of a corporation or as shall from time to time be prescribed by, or pursuant to authority delegated by, the Board of Directors.

Section 3.5. Treasurer. The Treasurer shall keep full and accurate accounts of the receipts and disbursements of the Corporation in books belonging to the Corporation, shall deposit all moneys and other valuable effects of the Corporation in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors, and shall also have such other powers and perform such other duties as are incident to the office of the treasurer of a corporation or as shall from time to time be prescribed by, or pursuant to authority delegated by, the Board of Directors.

Section 3.6. Other Officers and Assistant Officers. The powers and duties of each other officer or assistant officer who may from time to time be chosen by the Board of Directors shall be as specified by, or pursuant to authority delegated by, the Board of Directors at the time of the appointment of such other officer or assistant officer or from time to time thereafter. In addition, each officer designated as an assistant officer shall assist in the performance of the duties of the officer to which he or she is assistant, and shall have the powers and perform the duties of such officer during the absence or inability to act of such officer.

Section 3.7. Term and Compensation. Officers shall be elected by the Board of Directors from time to time, to serve at the pleasure of the Board. Each officer shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. The compensation of all officers shall be fixed by, or pursuant to authority delegated by, the Board of Directors from time to time. Any vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the Board of Directors at any time.

ARTICLE IV

INDEMNIFICATION

Section 4.1. Mandatory Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent now or hereafter permitted by law, each director or officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding (hereinafter defined) by reason of the fact that such person is or was an Authorized Representative (hereinafter defined), against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board of Directors of the Corporation or is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

Section 4.2. Advancement of Expenses. The Corporation shall promptly pay all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by an incumbent or former director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Section 4.1 hereof in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

Section 4.3. Permissive Indemnification and Advancement of Expenses. The Corporation may, as determined by the Board of Directors in its discretion from time to time, indemnify any person who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding by reason of the fact that such person is or was an Authorized Representative, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation may, as determined by the Board of Directors in its discretion from time to time, pay expenses actually and reasonably incurred by any such person by reason of such person’s involvement in such a Proceeding in advance of the final disposition of the Proceeding.

Section 4.4. Basis of Rights; Other Rights. The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by Authorized Representatives in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office or position. Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of an Authorized Representative with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 4.5. Determination of Indemnification. Any indemnification under this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Authorized Representative is proper in the circumstances because such person has acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation (or, in the case of an employee benefit plan, in the interest of the participants and beneficiaries of the plan), and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful. To the extent that an incumbent or former director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding described in Section 4.1 hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by such person in connection therewith.

Section 4.6. Insurance. The Corporation may purchase and maintain insurance on behalf of each incumbent or former director and officer against any liability asserted against or incurred by such person in any capacity, or arising out of such person’s status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation shall not be required to maintain such insurance if it is not available on terms satisfactory to the Board of Directors or if, in the business judgment of the Board of Directors, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance. The Corporation may purchase and maintain insurance on behalf of any person referred to in Section 4.3 hereof against any liability asserted against or incurred by such person in any capacity, or arising out of such person’s status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

Section 4.7. Powers of the Board. The Corporation may enter into contracts to provide any Authorized Representatives with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by law. The Board of Directors, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit, or use other means from time to time to ensure payment of such amounts as may be necessary to perform the Corporation's obligations provided for in or pursuant to this Article or any such contract.

Section 4.8. Definitions. For the purposes of this Article:

(A) Proceeding. “Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(B) Corporation. References to "the Corporation" include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Authorized Representatives, so that any person who is or was an Authorized Representative of such constituent corporation shall stand in the same position under this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(C) Authorized Representative. "Authorized Representative" means a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity in any of the foregoing capacities at the request of the Corporation.

ARTICLE V

SHARES OF CAPITAL STOCK

Section 5.1. Issuance of Stock. Shares of capital stock of any class now or hereafter authorized, securities convertible into or exchangeable for such stock, or options or other rights to purchase such stock or securities may be issued or granted in accordance with authority granted by resolution of the Board of Directors.

Section 5.2. Stock Certificates. Certificates for shares of the capital stock of the Corporation shall be in the form adopted by the Board of Directors, shall be signed by the President or Vice President and by the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer and may be sealed with the seal of the Corporation. All such certificates shall be numbered consecutively, and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

Section 5.3. Transfer of Stock. Shares of capital stock of the Corporation shall be transferred only on the books of the Corporation, by the holder of record in person or by the holder's duly authorized representative, upon surrender to the Corporation of the certificate for such shares duly endorsed for transfer, together with such other documents (if any) as may be required to effect such transfer.

Section 5.4. Lost, Stolen, Destroyed, or Mutilated Certificates. New stock certificates may be issued to replace certificates alleged to have been lost, stolen, destroyed, or mutilated, upon such terms and conditions, including proof of loss or destruction, and the giving of a satisfactory bond of indemnity, as the Board of Directors from time to time may determine.

Section 5.5. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations not inconsistent with these By-laws as it may deem expedient concerning the issue, transfer, and registration of shares of capital stock of the Corporation.

Section 5.6. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder and owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or right, title, or interest in, such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 5.7. Restriction on Transfer. A restriction on the hypothecation, transfer or registration of transfer of shares of the corporation may be imposed either by these By-laws or by an agreement among any number of stockholders or such holders and the corporation. No restriction so imposed shall be binding with respect to those securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1. Corporate Seal. The Corporation may adopt a seal in such form as the Board of Directors shall from time to time determine.

Section 6.2. Fiscal Year. The fiscal year of the Corporation shall be as designated by the Board of Directors from time to time.

Section 6.3. Authorization. All checks, notes, vouchers, warrants, drafts, acceptances, and other orders for the payment of moneys of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 6.4. Financial Reports. Financial statements or reports shall not be required to be sent to the stockholders of the Corporation, but may be so sent in the discretion of the Board of Directors, in which event the scope of such statements or reports shall be within the discretion of the Board of Directors, and such statements or reports shall not be required to have been examined by or to be accompanied by an opinion of an accountant or firm of accountants.

Section 6.5. Effect of By-laws. No provision in these By-laws shall vest any property right in any stockholder.

ARTICLE VII

AMENDMENTS

The authority to adopt, amend or repeal By-laws of the Corporation is expressly conferred upon the Board of Directors, which may take such action by the affirmative vote of a majority of the whole Board of Directors at any regular or special meeting duly convened after notice of that purpose, subject always to the powers of the stockholders to adopt, amend or repeal By-laws.

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated [____], 2007, by and between GenuTec Business Solutions, Inc., a Montana corporation (“Assignor”) and GenuTec Business Solutions, Inc., a Delaware corporation and a wholly owned subsidiary of the Assignor.

WHEREAS, the Board of Directors of the Assignor (the “Assignor”) has determined that it is in the best interest of the shareholders of the Assignor to reincorporate the Assignor from a Montana corporation to a Delaware corporation (the “Reincorporation”);

WHEREAS, in connection with the Reincorporation, the Assignor will transfer and assign all of its right, title and interest to all of its assets (excluding the capital stock of the Assignee) to the Assignee, and the Assignee will assume all of the liabilities of the Assignor;

WHEREAS, from and after the date hereof (the “Effective Date”), the Assignor will not enter into or conduct any business or own any material assets or incur any material liabilities, other than (a) the ownership of the capital stock of the Assignee, (b) activities related to Reincorporation, including but not limited to the execution and delivery of any agreements, documents, or instruments relating to the transfer and assignment of its assets to the Assignee and the filing for dissolution of the Assignor, and (c) all activities incidental to each of the foregoing.

NOW, THEREFORE, in consideration of the transfers, assignments and assumptions provided for herein, and the mutual covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee intending to be legally bound hereby agree as follows:

1. Conveyance and Assignment of Assets.

1.1 On the terms and subject to the conditions of this Agreement, the Assignor hereby conveys, transfers, assigns and delivers, grants and sets over to the Assignee, its legal representatives, successors, and assigns, forever, all right, title and interest in and to all of its assets and property of every kind and description (excluding the capital stock of the Assignee) (the “Assigned Assets”) TO HAVE AND TO HOLD the Assigned Assets unto the Assignee and its representatives, successors and assigns forever from the date hereof.

1.2 The Assignor hereby constitutes and appoints the Assignee, its successors and assigns, the true and lawful attorney of the Assignor, with full power of substitution, in the name of the Assignor, or otherwise, and on behalf and for the benefit of the Assignee, its successors and assigns, to execute and deliver on behalf of the Assignor and in its name any and all agreements, amendments, assignments, consents, releases, waivers, instruments of conveyance, transfer and assignment and other documents or instruments and to do all such other acts which such attor-ney may deem necessary or appropriate (a) to vest in the Assignee all right, title and interest of the Assignor in and to any and all property hereby conveyed, sold, transferred, assigned and delivered or intended so to be, or (b) in connection with such conveyance, sale, transfer, assignment and delivery: to demand and receive from time to time any and all property hereby conveyed, sold, transferred, assigned and delivered or intended so to be; to give receipts, releases and acquittances for or in respect of the same or any part thereof; to collect, for the account of the Assignee, all other items transferred to the Assignee as provided herein; and to endorse with the name of the Assignor any checks received on account of any such items; and to defend and compromise any and all properties hereby assigned and transferred or intended so to be, that the Assignee, its successors and assigns, shall deem desirable. The Assignor does hereby ratify and confirm all whatsoever that such attorney or its substitute or its substitutes shall do, or cause to be done, by virtue of the foregoing powers and hereby declares that the foregoing powers are coupled with an interest and shall be irrevocable.

1.3 The Assignor hereby covenants with the Assignee, its successors and assigns, that the Assignor, its successors and assigns, will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, transfers, assignments and conveyances, powers of attorney and assurances for the better assuring, conveying and confirming unto the Assignee, its successors and assigns, all and singular, the Assigned Assets hereby assigned, transferred and conveyed which the Assignee, its successors and assigns, shall request.

1.4 Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an assignment or an agreement to transfer or assign any property, claim, contract, agreement, license, lease, commitment, sales order or purchase order, government approvals, permits, and other authorizations or any claim or right or benefit arising thereunder or resulting therefrom relating to the Assigned Assets (the “Rights”) if an attempted assignment of such Rights without the consent of a third party thereto, would constitute a breach thereof or in any way affect the rights of the Assignee or the Assignor thereunder and such consent has not been obtained; provided, however, that upon the consent of such third party to the assignment of such Rights, the assignment to the Assignee by the Assignor of any such Rights shall be deemed effective as of the Effective Time, without any further action by the parties hereto.

2. Assumption.

2.1 Pursuant to the terms and subject to the conditions of this Agreement, in consideration of the foregoing assignment and conveyances and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignee hereby assumes and agrees to pay, perform or discharge when due all of the liabilities and obligations of the Assignor, known or unknown, whether arising on, prior to, or following the Effective Date (the “Assumed Liabilities”).

2.2 The Assignee, for itself and its successors and assigns, covenants that, at any time and from time to time after the date hereof, it will do, execute and deliver all such further acts, instruments of assumption and acknowledgments or take such other action as the Assignor may request in order to effectuate the Assignee’s assumption of the Assumed Liabilities.

2.3 The assumption by the Assignee of the Assumed Liabilities shall not enlarge the rights of any third parties under contracts or arrangements with the Assignor or with the Assignee. Furthermore, nothing contained in this Agreement shall prevent the Assignee from contesting in good faith any of the Assumed Liabilities with any third party obligee.

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3. General.

3.1 Binding Effects; Benefits; Acknowledgment. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

3.2 Separability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

3.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

3.4 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.

3.5 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, by an instrument in writing, waive compliance by the other party with any term or provision of this Agreement on the part of such other party hereto and any waiver of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

3.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ASSIGNOR: GENUTEC BUSINESS SOLUTIONS, INC., a Montana corporation

By:
Name:
Title:

ASSIGNEE: GENUTEC BUSINESS SOLUTIONS, INC., a Delaware corporation

By:
Name:
Title:

[Signature to Assignment and Assumption Agreement]

EXHIBIT D

PLAN OF DISSOLUTION

PLAN OF REORGANIZATION AND DISSOLUTION OF
GENUTEC BUSINESS SOLUTIONS, INC.

[_______], 2007

THIS PLAN OF REORGANIZATION AND DISSOLUTION (this “Plan”) is for the purpose of effecting the reincorporation of the Company from a Montana corporation to a Delaware corporation through the Asset Transfer (as defined below) and the complete liquidation and dissolution (the “Dissolution”) of GenuTec Business Solutions, Inc., a Montana corporation (the “Company”), pursuant to Section 35-1-932 of the Montana Business Corporation Act (the “MBCA”) and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”).

WHEREAS, the Board of Directors of the Company (the “Board”) has decided that it is in the best interests of the shareholders of the Company (the “Shareholders”) to reincorporate the Company from a Montana corporation to a Delaware corporation pursuant to the Asset Transfer and Dissolution (each as defined below) (collectively, the “Reincorporation”);

WHEREAS, the Company and GenuTec Business Solutions, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“DelCo”), have entered into that certain Assignment and Assumption Agreement, dated as of [____], 2007, pursuant to which the Company has transferred all of its assets, except the capital stock of DelCo, to DelCo, and DelCo has assumed all of the liabilities of the Company (the “Asset Transfer”);

WHEREAS, the Board has approved the Dissolution in accordance with the Plan as set forth below (the “Dissolution”);

THEREFORE, upon the approval of the shareholders as set forth in Section 1 below, the Company and DelCo will cause Dissolution to be effectuated in the manner set forth herein.

1. Effective Time. This Plan shall become effective immediately (such time, the “Effective Time”) upon its adoption or approval by an affirmative vote of the Shareholders holding two-thirds of the voting power of the Company, voting as a single class, and an affirmative vote of a majority of the holders of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share, in accordance with Section 35-1-932 of the MBCA, and upon the filing of the Articles of Dissolution, attached hereto as Exhibit A, with the Secretary of State of the State of Montana. This Plan shall be deemed to authorize such action as may be necessary to conform with the provisions of Section 35-1-935 of the MBCA and Section 368(a)(1)(F) of the Code.

2. Distribution of Capital Stock. At the Effective Time, the Company and DelCo shall cause the capital stock of the Company to be distributed in the following manner:

(a) all the issued and outstanding shares of the Company’s Class A voting common stock, $0.01 par value per share (the “Old Common Stock”) prior to the Effective Time, shall be exchanged for shares of DelCo’s Class A voting common stock, $0.0001 par value per share (the “New Common Stock”) on a one-for-one basis; and

(b) all the issued and outstanding shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Old Preferred Stock”) prior to the Effective Time, shall be exchanged for DelCo’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “New Preferred Stock”) on a one-for-one basis.

3. Automatic Conversion. Each share of Old Common Stock and Old Preferred Stock shall be converted into one issued and outstanding share of New Common Stock and New Preferred Stock, respectively, and from and after the Effective Time, the holders of all of said issued and outstanding shares of Old Common Stock and Old Preferred Stock shall automatically be and become holders of shares of New Common Stock and New Preferred Stock, upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

4. Cancellation of Old Common Stock and Old Preferred Stock. After the Effective Time, each holder of record of any outstanding certificate or certificates theretofore representing shares of Old Common Stock or Old Preferred Stock, may surrender the same to the Company or the Company’s transfer agent, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of New Common Stock or New Preferred Stock (as the case may be), calculated on the basis described in Section 2 above. Until so surrendered, each outstanding certificate which, prior to the Effective Time, represented one or more shares of Old Common Stock or Old Preferred Stock shall be deemed for all corporate purposes to evidence ownership of a number of shares of New Common Stock or New Preferred Stock (as the case may be), calculated on the basis described in Section 2 above. Upon the surrender of a certificate or certificates representing shares of Old Common Stock or Old Preferred Stock, a proper officer of DelCo shall cancel said certificate or certificates.

5. No Fractional Shares. Upon the exchange, in lieu of issuing certificates for fractional shares, fractional shares will be rounded up or rounded down to the nearest whole share, provided that a record holder must receive at least one whole share of New Common Stock or New Preferred Stock (as the case may be).

6. Full Satisfaction. The distribution of the New Common Stock and New Preferred Stock in the manner set forth in Section 2 above shall be in complete satisfaction of the shareholder rights of the Shareholders.

7. Company Stock Book. The Company shall close its stock transfer books on the record date fixed by the Board for the distribution set forth Section 2 above and shall thereafter record no transfer of any of the Company’s outstanding capital stock and shall issue no new stock certificates.

8. Further Actions. The Company and DelCo shall cause their officers to perform such acts as are necessary to effectuate this Plan, including the negotiation and execution of such agreements and other documents and the making of any filings with any governmental authorities as are necessary or appropriate in connection with the Reincorporation.

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IN WITNESS WHEREOF, the undersigned parties have caused their duly authorized representatives to execute this Plan of Reorganization and Dissolution, as of the date set forth above.

GENUTEC BUSINESS SOLUTIONS, INC.,
a Montana Company

By: ___________________________
Name:
Title:

GENUTEC BUSINESS SOLUTIONS, INC.,
a Delaware Company

By: ___________________________
Name:
Title:

[Signature Page to Plan of Reorganization and Dissolution]

Exhibit A to
Plan of Reorganization and Dissolution

ARTICLES OF DISSOLUTION
PURUSANT TO
SECTION 35-1-933 OF THE
MONTANA BUSINESS CORPORATION ACT

FIRST:	The name of the corporation is “GenuTec Business Solutions, Inc.”

SECOND:	The dissolution of the corporation was approved by the shareholders of the corporation on ____________________.

THIRD:
The total number of votes of the corporation’s Class A voting common stock, par value $0.01 per share (the “Common Stock”) entitled to be cast on the proposal to dissolve the corporation (the “Proposal”) was ___________________, on an as-converted basis.

The total number of undisputed votes of the Common Stock cast for the Proposal was ________________, on an as-converted basis. Such number of votes is in excess of two-thirds of all the votes entitled to be cast and is sufficient for approval of the Proposal, in accordance with Section 35-1-932 of the Montana Business Corporation Act (the “MBCA”).

THIRD:	The total number of votes of the corporation’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) entitled to be cast on the Proposal was ______________.

The total number of undisputed votes of the Preferred Stock cast for the Proposal was ________________. Such number of votes is in excess of a majority of the votes entitled to be cast and is sufficient for approval of the Proposal, in accordance with the Articles of Incorporation of the corporation and Section 35-1-932 of the MBCA.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Dissolution in the name and on behalf of the Company on and as of _____________, 2007.

________________________________
______________________, Secretary

The undersigned     , President of the Company, does hereby certify that     is the duly elected, qualified and acting Secretary of the Company, and the signature appearing above his name is his genuine signature.

________________________________
______________________, President